UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	May 5, 2022

Nestbuilder.com Corp.

(Exact name of registrant as specified in its charter)

Nevada	000-55875	82-3254264
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

201 W. Passaic Street, Suite 301

Rochelle Park, NJ 07662

(Address of principal executive offices) (zip code)

(201) 845-7001

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into a Material Definitive Agreement.

On May 6, 2022, we entered into a First Amendment to Settlement Agreement with each of Alex Aliksanyan, our Chief Executive Officer and Director, William McLeod, our Secretary and Director, Thomas Grbelja, our Chief Financial Officer and Director, and Julio Fernandez, a former employee and current third-party service provider, pursuant to which we amended a Settlement Agreement dated February 4, 2022 with each such individual to clarify that certain other agreements were not terminated in connection with the execution of the Settlement Agreement, namely a Common Stock Purchase Warrant dated August 20, 2019 and a Securities Purchase Agreement dated December 10, 2020 (including a Senior Convertible Promissory Note and Common Stock Purchase Warrant issued thereunder).

Item 3.02 Unregistered Sale of Equity Securities.

On May 5, 2022, we issued a total of 335,505 shares of our common stock to eight investors in connection with the exercise of Common Stock Purchase Warrants issued pursuant to that certain Securities Purchase Agreement dated December 10, 2020. Each of the Common Stock Purchase Warrants was exercised at $0.02 per share. In connection with the foregoing, Alex Aliksanyan, our Chief Executive Officer and Director, received 30,505 shares of our common stock; Thomas Grbelja, our Chief Financial Officer and Director, received 50,000 shares of our common stock; and William McLeod, our Secretary and Director, received 50,000 shares of our common stock. The issuances of common stock were exempt from registration pursuant to Section 4(a)(2) of the Securities Act of 1933, and the holders were all either accredited or sophisticated investors familiar with our operations.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Form of First Amendment to Settlement Agreement
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 6, 2022	Nestbuilder.com Corp.,
a Nevada corporation

/s/ Alex Aliksanyan
	By:	Alex Aliksanyan
	Its:	Chief Executive Officer